Exhibit 32.2

                Certification Pursuant to 18 U.S.C Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of clickNsettle.com, Inc. (the "Company") on Form 10-QSB for the three and nine months ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-QSB"), I, Patricia Giuliani-Rheaume, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that;

            (1) The Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

            (2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 12, 2005

/s/ Patricia Giuliani-Rheaume
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Patricia Giuliani-Rheaume - Vice President, Chief Financial Officer and
Treasurer


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